UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

MAUI LAND & PINEAPPLE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06510	99-0107542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
500 Office Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 14, 2024 (the “Effective Date”), Maui Land & Pineapple Company, Inc., a Delaware corporation (“MLP” or “Company”), entered into a Purchase Sales Agreement (the “Purchase Agreement”) for the sale and purchase of land with Shawn Sims and/or his permitted assignees (the “Purchaser”), pursuant to which MLP agreed to sell to Purchaser and Purchaser agreed to purchase from MLP an 11.883-acre parcel of land, including the associated easements and infrastructure improvements, located in Piiholo, Maui, Hawaii (the “Property”).

The purchase price for the Property was $7,000,000 (the “Purchase Price”). Pursuant to the terms of the Purchase Agreement, within three business days from the Effective Date, Purchaser made an initial cash deposit in the amount of $300,000 (the “Initial Deposit”) to escrow. The Purchaser was permitted a 30-day inspection period (the “Inspection Period”), which the Purchaser had the option to extend by an additional 30-days upon written notice to the Company.

Purchaser, in his sole discretion, has the right to cancel the Purchase Agreement at any time up until 5:00 pm Hawaii Standard Time on the last day of the Inspection Period, as may have been extended, by giving the Company written notice. In the event Purchaser terminates the Purchase Agreement, the Initial Deposit, together with any interest earned, less any incurred escrow fees and expenses, shall be refunded to the Purchaser and released from all further obligations and liabilities.

On September 25, 2024, the Company was notified in writing that the Purchaser elected to cancel the Purchase Agreement. Accordingly, the Company will refund the Initial Deposit, currently being held in escrow, to the Purchaser.

The 11.883-acre Piiholo parcel will be marketed for sale as this aligns with the Company’s operational plan to sell non-strategic land parcels.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: September 27, 2024	By:	/s/ WADE K. KODAMA
Wade K. Kodama
Chief Financial Officer